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                                                                    EXHIBIT 10.1


                             AMENDMENT NUMBER ONE TO
                              AGREEMENT AND RELEASE

     THIS AMENDMENT NUMBER ONE TO AGREEMENT AND RELEASE (the "Amendment") by and between Security Dynamics Technologies, Inc. (the "Company") and D. James Bidzos (the "Consultant") is made this 20th day of July, 1999 (the "Effective Date").

                                    RECITALS

     WHEREAS, the Company and the Consultant are parties to that certain Agreement and Release dated as of February 18, 1999 (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement to extend the exercise date of certain of the Consultant's stock options.

     NOW THEREFORE, in reliance on the foregoing Recitals and in consideration of the mutual consideration recited therein and contained herein, the parties agree as follows:

1. OPTION EXERCISE DATE. Section 2(c) of the Agreement is deleted, and replaced with the following new Section 2(c):

     (c) EXERCISE OF OPTIONS. The Consultant must exercise: (i) fifty percent (50%) of his stock options described in Section 2(a) of the Agreement on the last to occur of: (A) September 30, 1999, or (B) the effective date of the Financial Standards Accounting Board's ("FASB's") interpretation of AICPA Accounting Principles Board Opinion (APB) 25; PROVIDED HOWEVER that in the event that the FASB does not issue its interpretation of APB 25 on or before December 31, 1999, then the Consultant must exercise those options on December 31, 1999; and (iii) the remaining fifty percent (50%) of his unexercised stock options on or before December 31, 1999.

2. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original and together which shall constitute one and the same instrument.

3. EFFECT OF AMENDMENT. This Amendment amends the Agreement as of the Effective Date, and except as amended hereby, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SECURITY DYNAMICS TECHNOLOGIES, INC.

By: /s/ Charles R. Stuckey, Jr.               /s/ D. James Bidzos
    ---------------------------------         ---------------------------------
    Name:   Charles R. Stuckey, Jr.           D. James Bidzos
    Title:  Chairman of the Board and
            Chief Executive Officer